UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              ____________________

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               ___________________

Date of report (Date of earliest event reported) February 11, 2009

                       ELECTRONIC SENSOR TECHNOLOGY, INC.
             (Exact Name of the Registrant as Specified in Charter)

Nevada                                 000-51859                98-0372780
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(State or Other Jurisdiction          (Commission             (IRS Employer
of Incorporation)                      File Number)         Identification No.)

1077 Business Center Circle, Newbury Park, California 91320
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         (Address of Principal Executive Offices)

Registrant's telephone number, including area code  (805) 480-1994

                       Not Applicable.
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     (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Certain Officers; Appointment of Certain Officers.

Effective as of February 11, 2009 (the "Effective Date"), Gary Watson's employment with Electronic Sensor Technology, Inc. (the "Registrant") as Vice President of Engineering and interim Chief Scientist was terminated. In connection with Mr. Watson's departure, he received (i) payment of two weeks' salary (totaling $4,392.96) and (ii) payment for accrued but unused vacation time as of the Effective Date (totaling $13,254.62). The Registrant will also continue to provide Mr. Watson with medical benefits through April 30, 2009.

Effective as of the Effective Date, Teong C. Lim, the Registrant's President, Chief Executive Officer and Chairman of the Board of Directors, was appointed as interim Chief Scientist.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             ELECTRONIC SENSOR TECHNOLOGY, INC.

Date: February 18, 2009                      By:  /s/ Philip Yee
                                                -------------------------------
                                                Name:  Philip Yee
                                                Title: Secretary, Treasurer and
                                                        Chief Financial Officer